                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):         March 6, 2000
                                                 -------------------------------

                             HealthGrades.com, Inc.
--------------------------------------------------------------------------------
                 (Exact Name of Registrant Specified in Charter)

           Delaware                         0-22019              62-1623449
-------------------------------    ------------------------  -------------------
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
        Incorporation)                                       Identification No.)

    44 Union Boulevard, Suite 600
         Lakewood, Colorado                                80228
----------------------------------------                 ----------
(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code:       (303) 716-0041
                                                   -----------------------------

Item 5.  Other Events

On March 6, 2000, HealthGrades.com, Inc. ("the Company") distributed a letter to its stockholders, addressing a proposed financing by Essex Woodlands Health Ventures Fund IV, L.P., Invesco Private Capital, Inc., Punk Ziegel & Company Investors LLC ("Punk Ziegel"), an affiliate of Punk Ziegel, and some executive officers of HealthGrades.com, Inc. Additionally, the Company issued a press release regarding the proposed financing on March 7, 2000. A copy of the letter and the press release are attached to this filing as Exhibit 99.1 and 99.2 respectively, and are incorporated herein by reference.

Item 7.  Exhibits

99.1      Letter to Stockholders dated March 3, 2000

99.2      Press Release dated March 7, 2000

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              HEALTHGRADES.COM, INC.
                                                  (Registrant)

                                              By: /s/ D. Paul Davis
                                                 ------------------------------
                                                 D. Paul Davis
                                                 Executive Vice President of
                                                 Finance/Chief Financial Officer

Dated:     March 7, 2000

                                 EXHIBIT INDEX

EXHIBIT
  NO.               DESCRIPTION
-------             -----------

 99.1           Letter to Stockholders dated March 3, 2000

 99.2           Press Release dated March 7, 2000